UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)

Texas	72-1121985
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5718 Westheimer Road, Suite 700

Houston, Texas 77057

(Address of Principal Executive Offices)

(713) 626-8525

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 28, 2025, W&T Offshore, Inc., a Texas corporation (the “Company”) entered into the First Amendment (the “Amendment”), by and among the Company, Roth Capital Partners, LLC (“Roth”), Virtu Americas LLC (together with Roth, the “Agents”) and Stifel, Nicolaus & Company, Incorporated (“Stifel”) to the At-The-Market Equity Distribution Agreement, dated March 18, 2022 (as amended, the “At-The-Market Equity Distribution Agreement”), by and among the Company, Stifel and Roth. The Amendment, among other things, adds Virtu as a sales agent and removes Stifel as a sales agent, effective as of August 28, 2025. Pursuant to the terms of the At-The-Market Equity Distribution Agreement, the Company may offer and sell from time to time through the Agents, the Company’s common stock, par value $0.00001 per share (the “Common Stock”), having an aggregate gross sales price of up to $83,001,247.

The Common Stock sold in this offering will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (“SEC”) on August 28, 2025 (the “Prospectus Supplement”) and the accompanying base prospectus dated October 24, 2024, forming part of the Company’s Shelf Registration Statement on Form S-3 (File No. 333-282595), which was declared effective on October 24, 2024. The Prospectus Supplement supersedes the prior prospectus supplement to the Registration Statement, dated November 20, 2024, which registered the issuance and sale of up to $83,001,247 of Common Stock. The Common Stock remaining available to be sold under the prior prospectus supplement will no longer be offered and sold under the prior prospectus supplement and will instead be offered and sold under the Prospectus Supplement and the accompanying prospectus. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the entire Amendment, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
1.1	First Amendment to the At-The-Market Equity Distribution Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2025	W&T OFFSHORE, INC. (Registrant)

By:	/s/ Sameer Parasnis
Name:	Sameer Parasnis
Title:	Executive Vice President and Chief Financial Officer

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